UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2011

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	INCOME STRATEGIES

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	6

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	33

Financial Statements	40

Financial Highlights	48

Notes to Financial Statements	60

Other Information	74

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Global Income, Goldman Sachs Investment Grade Credit, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Satellite Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes have low correlations to traditional market exposures such as large cap equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio expects to invest relatively significant percentages in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets (including REITs); political, economic and currency risks of non-U.S. investments; and the volatility of investments in commodities. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2011 (the “Reporting Period”).

Investment Process

The Portfolios invest their assets in a strategic mix of underlying funds. We allow strategic targets to shift with their respective market returns but we continue to adjust tactical tilts on a quarterly basis to reflect our latest views. We adjust the overall asset allocation of the Portfolios based on current market conditions and our economic and market forecasts.

Market Review

Although the Reporting Period was marked by significant volatility, the global financial markets generally turned in positive performance.

During the first quarter of 2011, U.S. economic data, with the exception of the housing and labor markets, remained relatively strong. However, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices peaked around $126 per barrel on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest rate hike since the financial crisis in response to escalating inflation pressures.

These factors combined to halt the rising trend, which had persisted since late 2010, in the government bond yields of major developed nations. In mid-February 2011, the yield on the 10-year U.S. Treasury note peaked at 3.75% and then started to decline as risks to economic growth increased. Japan’s disaster added to the downward pressure on yields and, together with Europe’s escalating sovereign debt crisis, drove a rather steady flight to quality from April through June. U.S. Treasury yields dropped lower, and investors sold riskier assets, including high grade corporate debt.

During the second quarter, investors generally remained defensive, but the economic data began to shift. Oil prices started to moderate in April, helped in June by the International Energy Agency’s agreement to release global strategic reserves. Expectations ran high for strong corporate profit growth. Japanese industrial output improved substantially toward the end of the Reporting Period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at its early stages, was repairing significant gaps in the global supply chain. These positive signals caused 10-year U.S. Treasury yields to increase near the end of June, closing the Reporting Period at 3.16%—still below 3.29% where it stood at the beginning of the Reporting Period. Risk premiums subsided on U.S. corporate bond indexes in line with a fledgling rally in U.S. equities.

MARKET REVIEW

Alongside these modest improvements, there remained widespread risks to market confidence at the end of the Reporting Period. U.S. labor markets had yet to show any consistent strength, and Eurozone policymakers were still working toward a detailed resolution for the peripheral European nations’ severe debt and fiscal problems. Moreover, fiscal pressures were mounting in the U.S., where lawmakers continued to disagree on terms for raising the country’s debt ceiling ahead of an August 2, 2011 payment deadline.

Against this backdrop, U.S. equities posted increases, modestly outperforming international equities, though most of the gains were generated during the first quarter of 2011 when economic data remained relatively strong. The U.S. bond market also turned in solid results, but underperformed emerging market bonds and local emerging market bonds, which are denominated in the issuing government’s local currency. U.S. high yield bonds outperformed U.S. investment grade fixed income during the Reporting Period.

In implementing our strategies, we consistently favored equities over fixed income throughout the Reporting Period, a view driven primarily by inexpensive long-term valuations.

EQUITIES

■ Regional — We preferred U.S. equities over international equities at the beginning of the Reporting Period, but became increasingly bearish because of relatively expensive valuations in the U.S. equity markets. Throughout the Reporting Period, we were bullish on developed markets equities versus emerging markets equities.

We implemented our country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we favored Germany and France because of supportive macroeconomic conditions, attractive valuations and additionally, in the case of Germany, strong momentum. We were bearish on Switzerland and Australia as a result of weak momentum, less supportive macroeconomic conditions and expensive valuations.

Within emerging markets equities at the end of the Reporting Period, we favored Mexico and Poland as a result of high risk premiums. We were also bullish on Poland because of favorable long-term value and strong momentum. At the end of the Reporting Period, we were bearish on India and South Africa. Our bearish view on India was due to low risk premiums, expensive valuations, weak momentum and less supportive macroeconomic conditions. We were bearish on South Africa because of low risk premiums, poor investment flows and unattractive valuations.

■ Style and Size — Among U.S. equities, we maintained for the Reporting Period a neutral position through the underlying funds in value stocks versus growth stocks. In our view, the attractive valuations of value stocks were offset by less supportive macroeconomic conditions and lower risk premiums.

Through underlying funds, the Portfolios were overweight to U.S. small-cap stocks relative to U.S. large-cap stocks at the beginning of the Reporting Period. However, as we perceived U.S. small-cap stocks becoming relatively expensive, we shifted the Portfolios to an underweight.

MARKET REVIEW

FIXED INCOME

We preferred international fixed income over U.S. fixed income at the beginning of the Reporting Period. During the second quarter, we reversed our view, favoring U.S. bonds over international bonds. Although we were bullish on high yield bonds versus investment grade bonds during the first quarter, we adopted a neutral position during the second quarter.

In the second quarter, we introduced a new tactical decision within our quantitative model: emerging markets debt versus developed markets debt. To express this view, we tactically adjust the Portfolios’ strategic allocations to the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund relative to the Portfolios’ strategic allocation to the Goldman Sachs Global Income Fund. We view this new decision as a natural extension of our tactical views, leveraging insights across our fixed income and currency research teams. We believe it will also diversify the Portfolios’ active tactical risk. In the second quarter, we were bullish on emerging markets debt versus developed markets debt.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’
Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 110 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.* The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

*	Portfolios on the efficient frontier are optimal according to the Adviser’s models in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios, as determined by the Adviser’s models.

PORTFOLIO RESULTS

Fund of Funds Portfolios — Asset Allocation

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Asset Allocation Portfolios (the “Portfolios”) perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 3.63%, 3.24%, 3.24%, 3.84%, 3.46%, 3.57% and 3.53%, respectively. This compares to the 3.95% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), 20% of the Standard & Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”) and 20% of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 5.91%, 5.40%, 5.42%, 6.11%, 5.79%, 6.06% and 5.77%, respectively. This compares to the 5.71% cumulative total return of the Fund’s blended benchmark, which is comprised 50% of the S&P 500® Index and 50% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 4.68%, 4.25%, 4.27%, 4.78%, 4.62%, 4.83% and 4.48%, respectively. This compares to the 4.55% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital Index, 30% of the S&P 500® Index and 30% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 5.40%, 5.00%, 5.05%, 5.66%, 5.41%, 5.54% and 5.21%, respectively. This compares to the 5.14% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the S&P 500® Index, 40% of the MSCI EAFE Index and 20% of the Barclays Capital Index, during the same period.

The components of the Portfolios’ blended benchmarks, the S&P 500® Index, the Barclays Capital Index and the MSCI EAFE Index, generated cumulative total returns of 6.02%, 2.72% and 5.35%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	Both our strategic, long-term asset allocation policy and our quarterly tactical views added to the Portfolios’ results during the Reporting Period. Although the collective performance of the underlying funds contributed positively to each of the Portfolios, security selection within the underlying fixed income funds detracted.

Q	How did Global Tactical Asset Allocation decisions help the Portfolios’ performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views added to the performance of the Portfolios. Given the outperformance of the equity markets during the Reporting Period, the Portfolios’ overweight to equities versus fixed income contributed the most to results. During the second quarter, the Portfolios’ overweight in U.S. stocks versus international stocks further enhanced performance. In addition, the Portfolios’ underweight in emerging markets equities contributed, as emerging markets equities underperformed developed markets equities during the Reporting Period. Our other asset class tactical views did not have a significant impact on performance.

PORTFOLIO RESULTS

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Commodity Strategy Fund and the Goldman Sachs Structured Large Cap Value Fund outperformed their respective benchmark indices most. The Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Emerging Markets Equity Fund and Goldman Sachs Structured Small Cap Equity Fund also outpaced their respective benchmark indices. The Goldman Sachs Strategic Growth Fund and Goldman Sachs Large Cap Value Fund underperformed their respective benchmark indices most during the Reporting Period.

On the fixed income side, all of the Portfolios’ underlying funds underperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs High Yield Fund underperformed their respective benchmark indices most. The Goldman Sachs Local Emerging Markets Debt Fund was added to the Portfolios’ underlying funds during the second quarter of 2011.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	Throughout the Reporting Period, we remained moderately bullish on equities versus fixed income. During the first quarter of 2011, we were slightly bullish on U.S. equities versus international equities given supportive macroeconomic conditions and the strong momentum of U.S. equities. We grew increasingly bearish because of expensive valuations in the U.S. stock market. Over the course of the Reporting Period, we increased the Portfolios’ overweight in developed markets equities versus emerging markets equities based on the expensive valuations and weak momentum of emerging markets stocks. At the beginning of the Reporting Period, the Portfolios’ were overweight small-cap stocks relative to large-cap stocks because of the strong momentum of small-cap stocks. We became more bearish as the Reporting Period progressed because small-cap stocks appeared relatively expensive.

Within fixed income, we began the Reporting Period with a bullish view on international fixed income versus U.S. fixed income, largely because of strong short-term momentum in international bonds. In the second quarter, as we perceived strong short-term momentum in U.S. bonds, we became slightly bullish on U.S. fixed income versus non-U.S. fixed income. The Portfolios were overweight high yield bonds versus investment grade bonds during the first quarter because of the supportive interest rate environment and strong momentum. However, as strong momentum in high yield bonds was offset by negative investor sentiment, we shifted the Portfolios to a neutral position.

As mentioned in the Market Review, we introduced during the second quarter a new tactical decision to our quantitative model: emerging markets debt versus developed markets debt. During the second quarter, the Portfolios were slightly overweight emerging markets debt versus developed markets debt. Our bullish view of emerging markets debt versus developed markets debt was due to the strong momentum in emerging markets currencies.

PORTFOLIO RESULTS

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes ten active decisions within the Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolios in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by a Portfolio.

This year’s strategic rebalance resulted in relatively minor changes to the Portfolios’ strategic allocations. The global financial markets had performed strongly since the last annual strategic rebalance, but asset classes generally moved in relative proportion to each other. However, because of the gains made by commodities during the 12 months since the previous annual rebalance in 2010, the Portfolios experienced an increase in their weightings in commodities. To adjust these positions, we slightly trimmed exposure to those equities with risks similar to commodities. We completed the 2011 annual rebalance in June.

At the end of the Reporting Period, we were bearish on U.S. equity versus international equity as a result of expensive valuations in the U.S. equity markets. We held a bearish view on emerging markets equity versus developed markets equity given expensive valuations and weak momentum for emerging stocks. In addition, we maintained the Portfolios’ neutral position on value stocks versus growth stocks because we believed that attractive valuations for value stocks were offset by less supportive macroeconomic conditions and lower risk premiums. We favored large-cap stocks relative to small-cap stocks given that small-cap stocks appeared relatively expensive.

In fixed income at the end of the Reporting Period, we were neutral on international fixed income relative to U.S. fixed income, largely because we believed attractive valuations in international bonds were offset by weak momentum. The Portfolios maintained a neutral position in high yield bonds relative to investment grade fixed income. We preferred developed markets debt over emerging markets debt at the end of the Reporting Period. Specifically, we were bearish on emerging markets debt versus developed markets debt because of strong momentum, high risk premiums and supportive macroeconomic conditions for developed markets debt.

FUND BASICS

Balanced Strategy
as of June 30, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Balanced Strategy
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	3.63%	3.95%
Class B	3.24	3.95
Class C	3.24	3.95
Institutional	3.84	3.95
Service	3.46	3.95
Class IR	3.57	3.95
Class R	3.53	3.95

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Capital Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Barclays Capital Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	8.96%	2.53%	4.23%	4.22%	1/2/98
Class B	9.31	2.49	4.18	4.19	1/2/98
Class C	13.38	2.93	4.04	3.89	1/2/98
Institutional	15.71	4.12	5.25	5.08	1/2/98
Service	14.99	3.57	4.71	4.55	1/2/98
Class IR	15.34	N/A	N/A	2.08	11/30/07
Class R	14.95	N/A	N/A	1.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	1.34%
Class B	2.04	2.09
Class C	2.04	2.09
Institutional	0.89	0.94
Service	1.39	1.44
Class IR	1.04	1.09
Class R	1.54	1.59

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from April 1, 2011 to June 30, 2011. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Equity Growth Strategy
as of June 30, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Equity Growth Strategy
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	5.91%	5.71%
Class B	5.40	5.71
Class C	5.42	5.71
Institutional	6.11	5.71
Service	5.79	5.71
Class IR	6.06	5.71
Class R	5.77	5.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	24.55%	-0.15%	4.06%	3.40%	1/2/98
Class B	25.71	-0.19	4.01	3.38	1/2/98
Class C	29.77	0.25	3.87	3.08	1/2/98
Institutional	32.27	1.40	5.07	4.23	1/2/98
Service	31.65	0.88	4.54	3.73	1/2/98
Class IR	32.08	N/A	N/A	-3.49	11/30/07
Class R	31.43	N/A	N/A	-3.85	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.39%	1.46%
Class B	2.14	2.21
Class C	2.14	2.21
Institutional	0.99	1.06
Service	1.49	1.56
Class IR	1.14	1.21
Class R	1.64	1.71

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from April 1, 2011 to June 30, 2011. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth and Income Strategy
as of June 30, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Growth and Income Strategy
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	4.68%	4.55%
Class B	4.25	4.55
Class C	4.27	4.55
Institutional	4.78	4.55
Service	4.62	4.55
Class IR	4.83	4.55
Class R	4.48	4.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Capital Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Barclays Capital Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	14.68%	1.36%	4.35%	4.19%	1/2/98
Class B	15.31	1.34	4.30	4.15	1/2/98
Class C	19.32	1.73	4.14	3.84	1/2/98
Institutional	21.80	2.91	5.35	5.04	1/2/98
Service	21.16	2.40	4.83	4.52	1/2/98
Class IR	21.63	N/A	N/A	-0.41	11/30/07
Class R	21.09	N/A	N/A	-0.85	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.36%
Class B	2.08	2.11
Class C	2.08	2.11
Institutional	0.93	0.96
Service	1.43	1.46
Class IR	1.08	1.11
Class R	1.58	1.61

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from April 1, 2011 to June 30, 2011. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth Strategy
as of June 30, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Growth Strategy
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	5.40%	5.14%
Class B	5.00	5.14
Class C	5.05	5.14
Institutional	5.66	5.14
Service	5.41	5.14
Class IR	5.54	5.14
Class R	5.21	5.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Capital Index (20%). The Barclays Capital Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	20.27%	0.08%	3.89%	3.54%	1/2/98
Class B	21.29	0.05	3.84	3.52	1/2/98
Class C	25.37	0.47	3.71	3.21	1/2/98
Institutional	27.93	1.64	4.92	4.40	1/2/98
Service	27.27	1.12	4.37	3.87	1/2/98
Class IR	27.62	N/A	N/A	-2.52	11/30/07
Class R	26.94	N/A	N/A	-2.99	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.39%
Class B	2.10	2.14
Class C	2.10	2.14
Institutional	0.95	0.99
Service	1.45	1.49
Class IR	1.10	1.14
Class R	1.60	1.64

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from April 1, 2011 to June 30, 2011. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

*	Rounds to less than 0.05%.

PORTFOLIO RESULTS

Fund of Funds Portfolios — Income Strategies

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Income Strategies Portfolio (the “Portfolio”) perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated cumulative total returns of 4.42%, 4.01%, 4.63%, 4.43% and 4.28%, respectively. This compares to the 4.06% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the Barclays Capital Index and 40% of the S&P 500® Index, during the same period.

The components of the blended benchmark, the Barclays Capital Index and the S&P 500® Index, generated cumulative total returns of 2.72% and 6.02%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Both our strategic, long-term allocation and our quarterly tactical decisions contributed to the Portfolio’s results during the Reporting Period. The performance of the Portfolio’s underlying funds modestly detracted.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views enhanced the Portfolio’s relative performance. An overweight in equities versus fixed income contributed the most, especially during the first quarter, as the equity markets outperformed the fixed income markets. The Portfolio’s overweighted position in U.S. equities versus international equities also added value. Our other asset class tactical views did not have a material impact on performance.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Real Estate Securities Fund underperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs International Equity Dividend and Premium Fund and the Goldman Sachs U.S. Equity Dividend and Premium Fund outperformed their respective benchmark indices.

Among the fixed income underlying funds, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs High Yield Fund underperformed their benchmark indices most during the Reporting Period. The Goldman Sachs Investment Grade Credit Fund outperformed its benchmark index most.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

PORTFOLIO RESULTS

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	Throughout the Reporting Period, we remained bullish on equities versus fixed income. During the first quarter of 2011, we were slightly bullish on U.S. stocks versus non-U.S. stocks given supportive macroeconomic conditions and the strong momentum of U.S. equities. We grew increasingly bearish because of expensive valuations in the U.S. stock market.

Within fixed income, we began the Reporting Period with a neutral view on U.S. fixed income versus international fixed income as we believed attractive valuations for U.S. bonds were offset by their weak momentum. In the second quarter, perceiving strong short-term momentum in U.S. bonds, we became bullish on U.S. fixed income versus non-U.S. fixed income. The Portfolio was overweight high yield bonds versus investment grade bonds during the first quarter because of the supportive interest rate environment and strong momentum. However, as strong momentum in high yield bonds was offset by negative investor sentiment, we shifted the Portfolio to a neutral position.

As mentioned in the Market Review, we introduced during the second quarter a new tactical decision to our quantitative model: emerging markets debt versus developed markets debt. During the second quarter, the Portfolio was slightly overweight emerging markets debt versus developed markets debt. Our bullish view of emerging markets debt versus developed markets debt was due to the strong momentum in emerging markets currencies.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes five active decisions within the Portfolio based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolio in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by the Portfolio.

This year’s strategic rebalance resulted in relatively minor changes to the Portfolio’s strategic allocations. The global financial markets had performed strongly since the last annual strategic rebalance, but asset classes generally moved in relative proportion to each other. However, because of the gains made by commodities during the 12 months since the previous annual rebalance in 2010, the Portfolio experienced an increase in its weighting in commodities. To adjust this position, we slightly trimmed exposure to those equities with risks similar to commodities. We completed the 2011 annual rebalance in June.

At the end of the Reporting Period, we remained bullish on equities versus fixed income. We were bearish on U.S. stocks versus international stocks as a result of expensive valuations in the U.S. equity markets.

In fixed income at the end of the Reporting Period, we were neutral on international fixed income relative to U.S. fixed income, largely because we believed attractive valuations in international bonds were offset by weak momentum. The Portfolio maintained a neutral position in high yield bonds relative to investment grade fixed income. We preferred developed markets debt over emerging markets debt at the end of the Reporting Period. Specifically, we were bearish on both U.S. denominated and local emerging debt versus developed debt because of strong momentum, high risk premiums and supportive macroeconomic conditions for developed markets debt.

FUND BASICS

Income Strategies
as of June 30, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Income Strategies
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	4.42%	4.06%
Class C	4.01	4.06
Institutional	4.63	4.06
Class IR	4.43	4.06
Class R	4.28	4.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Capital Index (60%) and the S&P 500 Index (40%). The Barclays Capital Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	11.52%	0.96%	3/30/07
Class C	15.98	1.54	3/30/07
Institutional	18.32	2.72	3/30/07
Class IR	18.15	2.50	11/30/07
Class R	17.57	2.06	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	2.25%
Class C	2.13	3.00
Institutional	0.98	1.85
Class IR	1.13	2.00
Class R	1.63	2.50

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from April 1, 2011 to June 30, 2011. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Fund of Funds Portfolios — Satellite Strategies

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the Reporting Period.

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 4.40%, 3.93%, 4.61%, 4.37%, 4.54% and 4.17%, respectively. This compares to the 4.55% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital Index, 30% of the S&P 500® Index and 30% of the MSCI EAFE Index, during the same period.

The components of the blended benchmark, the Barclays Capital Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of 2.72%, 6.02%, and 5.35%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio underperformed its blended benchmark during the Reporting Period primarily because of the weak performance of its underlying funds. That said, in keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	All satellite asset classes posted positive performance during the Reporting Period. U.S. real estate securities, local emerging markets debt and international small-cap equities were each up more than 5.3%. High yield bonds, dollar-denominated emerging markets debt, international real estate securities and commodities each rose at least 2.7% during the Reporting Period. Other satellite asset classes were more modestly positive during the Reporting Period. The performance of the high yield floating rate asset class was relatively flat during the second calendar quarter; at the end of the first calendar quarter, we had added the Goldman Sachs High Yield Floating Rate Fund as a new underlying fund.

Q	How did you rebalance the Portfolio during the Reporting Period?

A	In January and February 2011, the Portfolio remained in line with our target weight and risk constraints, which are designed to prevent heavy concentrations in any particular underlying fund or asset class. Overall, the Portfolio’s asset class weightings remained relatively stable during the first quarter, largely because of the reduced volatility of satellite asset classes relative to their three-year and five-year averages.

PORTFOLIO RESULTS

At the end of March, we rebalanced the Portfolio to include a new underlying fund, the Goldman Sachs High Yield Floating Rate Fund. We believe the introduction of a ninth underlying fund will further diversify the Portfolio’s asset class mix and its active risk. This underlying fund had a starting strategic allocation of approximately 12%, which we funded from the Portfolios’ existing strategic allocations to high yield bonds and, to a lesser extent, other asset classes. Floating rate senior secured loans sit higher on a company’s capital structure than other forms of debt, including bonds, making them generally less risky than high yield bonds. Moreover, given the short-term and “floating rate” nature of these bank loans, they tend to have lower correlations with major core and satellite asset classes, are less sensitive to interest rate moves more broadly, and can serve as a hedge against declining stock prices and inflation.

In April and May, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In May, we introduced two new underlying funds to the Portfolio. We added the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund in order to diversify active risk in the international small-cap and emerging markets equity asset classes. We did not change the overall allocation to these asset classes. Rather, within each of these asset classes (i.e., international small-cap equities and emerging market equities), we divided the Portfolio’s allocation between the two underlying funds so that each would contribute about equally to active risk within each asset class.

In June, the Portfolio’s weighting in fixed income through the underlying funds rose slightly above our maximum weight constraint. As a result, we reduced the Portfolio’s weighting in high yield fixed income and local emerging markets debt while modestly increasing its allocation to domestic real estate securities. In addition, the contribution to portfolio risk from commodities increased as a result of commodities’ higher volatility compared to most of the other satellite asset classes in the Portfolio. Consequently, we reduced the Portfolio’s allocation to commodities and increased its weightings to both U.S. and international real estate securities.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds detracted from the Portfolio’s performance. The Goldman Sachs International Small Cap Fund, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs International Real Estate Securities Fund underperformed relative to their respective benchmark indices most. Lagging their respective benchmark indices more modestly were the Goldman Sachs High Yield Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Real Estate Securities Fund, the Goldman Sachs Emerging Markets Equity Fund and the Goldman Sachs High Yield Floating Rate Fund.

On the positive side, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund outperformed their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	As mentioned previously, we added three new underlying funds to the Portfolio during the Reporting Period. To further diversify the Portfolio’s asset class mix and its active risk, we introduced in March the Goldman Sachs High Yield Floating Rate Fund. In May, we added the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund to diversify the active risk of the international small-cap and emerging markets equity asset classes.

PORTFOLIO RESULTS

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to high yield fixed income, U.S. real estate securities and dollar-denominated emerging markets debt. It had reduced exposure to commodities, international small-cap equities and international real estate securities. Compared to its positioning in January 2011, the Portfolio’s weightings in local emerging markets debt and emerging markets equity were relatively unchanged at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio
as of June 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	Satellite Strategies
January 1, 2011–June 30, 2011	(based on NAV)[1]	Composite Index[2]

Class A	4.40%	4.55%
Class C	3.93	4.55
Institutional	4.61	4.55
Service	4.37	4.55
Class IR	4.54	4.55
Class R	4.17	4.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays Capital Index (40%). The Barclays Capital Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. All Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	15.34%	-1.31%	3/30/07
Class C	20.13	-0.75	3/30/07
Institutional	22.57	0.34	3/30/07
Service	22.07	0.83	8/29/08
Class IR	22.39	-1.40	11/30/07
Class R	21.72	-1.91	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.59%
Class C	2.28	2.34
Institutional	1.13	1.19
Service	1.63	1.69
Class IR	1.28	1.34
Class R	1.78	1.84

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[6] AS OF 6/30/11

Percentage of Investment Portfolio

[6]	Allocations reflect current fund weightings based on the overall risk of the Portfolio and the risk contribution from each asset class. Fund weightings are periodically readjusted in accordance with risk objectives of the Portfolio.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of the underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 42.5%
12,705,698	Goldman Sachs Structured International Equity Fund – 19.3%	$140,397,965
2,661,138	Goldman Sachs Structured Large Cap Growth Fund – 4.9%	35,818,911
3,253,957	Goldman Sachs Structured Large Cap Value Fund – 4.8%	35,272,889
2,041,323	Goldman Sachs Structured International Small Cap Fund – 2.6%	18,718,929
1,148,546	Goldman Sachs Structured Small Cap Equity Fund – 2.1%	15,493,886
1,401,567	Goldman Sachs Strategic Growth Fund – 2.1%	15,277,076
1,223,797	Goldman Sachs Large Cap Value Fund – 2.1%	15,040,459
1,208,441	Goldman Sachs Structured Emerging Markets Equity Fund – 1.6%	11,383,515
1,787,460	Goldman Sachs International Real Estate Securities Fund – 1.5%	11,171,625
807,037	Goldman Sachs Real Estate Securities Fund – 1.5%	11,129,044

		309,704,299

Fixed Income – 57.6%
13,944,750	Goldman Sachs Short Duration Government Fund – 19.6%	142,933,686
10,495,059	Goldman Sachs Global Income Fund – 18.3%	133,497,147
7,443,411	Goldman Sachs Core Fixed Income Fund – 10.2%	74,285,241
4,232,026	Goldman Sachs High Yield Fund – 4.2%	30,978,429
3,838,361	Goldman Sachs Commodity Strategy Fund – 3.3%	24,143,290
750,118	Goldman Sachs Local Emerging Markets Debt Fund – 1.0%	7,388,662
574,642	Goldman Sachs Emerging Markets Debt Fund – 1.0%	7,223,254

		420,449,709

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $660,704,150)		$730,154,008

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(1,079,038)

NET ASSETS – 100.0%		$729,074,970

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 94.1%
18,731,588	Goldman Sachs Structured International Equity Fund – 39.3%	$206,984,049
5,473,833	Goldman Sachs Structured Large Cap Growth Fund – 14.0%	73,677,789
6,708,224	Goldman Sachs Structured Large Cap Value Fund – 13.8%	72,717,147
2,882,220	Goldman Sachs Strategic Growth Fund – 5.9%	31,416,196
2,522,007	Goldman Sachs Large Cap Value Fund – 5.9%	30,995,461
2,112,455	Goldman Sachs Structured Emerging Markets Equity Fund – 3.8%	19,899,322
2,011,697	Goldman Sachs Structured International Small Cap Fund – 3.5%	18,447,262
1,204,023	Goldman Sachs Structured Small Cap Equity Fund – 3.1%	16,242,271
2,069,148	Goldman Sachs International Real Estate Securities Fund – 2.4%	12,932,174
935,792	Goldman Sachs Real Estate Securities Fund – 2.4%	12,904,578

		496,216,249

Fixed Income – 6.2%
5,195,755	Goldman Sachs Commodity Strategy Fund – 6.2%	32,681,297

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $445,219,829)		$528,897,546

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$300,000	0.077%	07/01/11	$300,000

TOTAL INVESTMENTS – 100.4%
(Cost $445,519,829)			$529,197,546

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(2,220,390)

NET ASSETS – 100.0%			$526,977,156

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Joint repurchase agreement was entered into on June 30, 2011. Additional information appears on page 39.

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 60.9%
39,393,966	Goldman Sachs Structured International Equity Fund – 27.2%	$435,303,327
9,545,856	Goldman Sachs Structured Large Cap Growth Fund – 8.0%	128,487,223
11,684,176	Goldman Sachs Structured Large Cap Value Fund – 7.9%	126,656,473
5,028,567	Goldman Sachs Strategic Growth Fund – 3.4%	54,811,376
4,394,710	Goldman Sachs Large Cap Value Fund – 3.4%	54,010,991
5,323,430	Goldman Sachs Structured International Small Cap Fund – 3.1%	48,815,856
3,108,586	Goldman Sachs Structured Small Cap Equity Fund – 2.6%	41,934,825
3,913,835	Goldman Sachs Structured Emerging Markets Equity Fund – 2.3%	36,868,324
3,885,494	Goldman Sachs International Real Estate Securities Fund – 1.5%	24,284,335
1,754,365	Goldman Sachs Real Estate Securities Fund – 1.5%	24,192,696

		975,365,426

Fixed Income – 39.3%
22,720,624	Goldman Sachs Global Income Fund – 18.1%	289,006,340
18,042,717	Goldman Sachs Core Fixed Income Fund – 11.2%	180,066,314
12,784,471	Goldman Sachs Commodity Strategy Fund – 5.0%	80,414,323
3,224,397	Goldman Sachs High Yield Fund – 1.5%	23,602,589
2,279,175	Goldman Sachs Short Duration Government Fund – 1.5%	23,361,544
1,632,599	Goldman Sachs Local Emerging Markets Debt Fund – 1.0%	16,081,103
1,250,767	Goldman Sachs Emerging Markets Debt Fund – 1.0%	15,722,138

		628,254,351

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $1,390,648,288)		$1,603,619,777

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$1,700,000	0.077%	07/01/11	$1,700,000

TOTAL INVESTMENTS – 100.3%
(Cost $1,392,348,288)			$1,605,319,777

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(4,423,834)

NET ASSETS – 100.0%			$1,600,895,943

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Joint repurchase agreement was entered into on June 30, 2011. Additional information appears on page 39.

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 79.9%
42,198,748	Goldman Sachs Structured International Equity Fund – 35.8%	$466,296,160
10,863,367	Goldman Sachs Structured Large Cap Growth Fund – 11.2%	146,220,916
13,305,415	Goldman Sachs Structured Large Cap Value Fund – 11.1%	144,230,696
5,722,851	Goldman Sachs Strategic Growth Fund – 4.8%	62,379,074
5,005,125	Goldman Sachs Large Cap Value Fund – 4.7%	61,512,984
4,719,693	Goldman Sachs Structured International Small Cap Fund – 3.3%	43,279,588
4,206,441	Goldman Sachs Structured Emerging Markets Equity Fund – 3.1%	39,624,676
2,800,481	Goldman Sachs Structured Small Cap Equity Fund – 2.9%	37,778,489
3,132,346	Goldman Sachs International Real Estate Securities Fund – 1.5%	19,577,161
1,414,467	Goldman Sachs Real Estate Securities Fund – 1.5%	19,505,499

		1,040,405,243

Fixed Income – 20.4%
8,373,179	Goldman Sachs Global Income Fund – 8.2%	106,506,832
12,308,097	Goldman Sachs Commodity Strategy Fund – 5.9%	77,417,930
3,756,131	Goldman Sachs Core Fixed Income Fund – 2.9%	37,486,189
2,601,613	Goldman Sachs High Yield Fund – 1.4%	19,043,809
1,315,130	Goldman Sachs Local Emerging Markets Debt Fund – 1.0%	12,954,027
1,009,126	Goldman Sachs Emerging Markets Debt Fund – 1.0%	12,684,716

		266,093,503

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $1,116,690,757)		$1,306,498,746

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.0%
Repurchase Agreement – 0.0%
Joint Repurchase Agreement Account II
$500,000	0.077%	07/01/11	$500,000

TOTAL INVESTMENTS – 100.3%
(Cost $1,117,190,757)			$1,306,998,746

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(3,888,081)

NET ASSETS – 100.0%			$1,303,110,665

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Joint repurchase agreement was entered into on June 30, 2011. Additional information appears on page 39.

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 45.5%
1,125,239	Goldman Sachs International Equity Dividend and Premium Fund – 22.0%	$9,395,749
549,815	Goldman Sachs U.S. Equity Dividend and Premium Fund – 12.6%	5,388,184
532,096	Goldman Sachs International Real Estate Securities Fund – 7.8%	3,325,603
94,503	Goldman Sachs Real Estate Securities Fund – 3.1%	1,303,200

		19,412,736

Fixed Income – 54.8%
868,194	Goldman Sachs High Yield Fund – 14.9%	6,355,177
360,845	Goldman Sachs Global Income Fund – 10.8%	4,589,946
410,425	Goldman Sachs Local Emerging Markets Debt Fund – 9.5%	4,042,687
318,360	Goldman Sachs Emerging Markets Debt Fund – 9.4%	4,001,783
177,236	Goldman Sachs Investment Grade Credit Fund – 4.0%	1,712,104
142,955	Goldman Sachs Ultra-Short Duration Government Fund – 2.9%	1,258,001
75,127	Goldman Sachs U.S. Mortgages Fund – 1.8%	778,318
41,312	Goldman Sachs Government Income Fund – 1.5%	625,884

		23,363,900

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $40,079,714)		$42,776,636

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(135,156)

NET ASSETS – 100.0%		$42,641,480

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.0%
Equity – 32.4%
5,620,528	Goldman Sachs Real Estate Securities Fund – 7.6%	$77,507,086
12,141,931	Goldman Sachs International Real Estate Securities Fund – 7.4%	75,887,066
6,641,017	Goldman Sachs Structured International Small Cap Fund – 6.0%	60,898,123
5,345,952	Goldman Sachs Structured Emerging Markets Equity Fund – 4.9%	50,358,865
2,247,567	Goldman Sachs Emerging Markets Equity Fund – 4.0%	40,838,285
1,562,758	Goldman Sachs International Small Cap Fund – 2.5%	25,973,041

		331,462,466

Fixed Income – 67.6%
24,439,299	Goldman Sachs High Yield Fund – 17.5%	178,895,667
16,072,670	Goldman Sachs Local Emerging Markets Debt Fund – 15.5%	158,315,801
12,270,152	Goldman Sachs Emerging Markets Debt Fund – 15.1%	154,235,814
11,987,543	Goldman Sachs High Yield Floating Rate Fund – 11.6%	118,436,925
12,910,396	Goldman Sachs Commodity Strategy Fund – 7.9%	81,206,390

		691,090,597

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $956,147,838)		$1,022,553,063

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		390,464

NET ASSETS – 100.0%		$1,022,943,527

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments
June 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2011, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Portfolio	Amount	Value	Allocation

Equity Growth Strategy	$300,000	$300,001	$306,304

Growth and Income Strategy	1,700,000	1,700,004	1,735,725

Growth Strategy	500,000	500,001	510,507

REPURCHASE AGREEMENTS — At June 30, 2011, the Principal Amounts of certain Portfolios’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Equity Growth	Growth and Income	Growth
Counterparty	Rate	Strategy	Strategy	Strategy

BNP Paribas Securities Co.	0.080%	$107,934	$611,625	$179,890

Citigroup Global Markets, Inc.	0.080	80,230	454,638	133,717

JPMorgan Securities	0.050	30,390	172,211	50,650

Wells Fargo Securities LLC	0.080	81,446	461,526	135,743

TOTAL		$300,000	$1,700,000	$500,000

At June 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	4.000 to 5.000%	04/01/21 to 06/01/41

Federal National Mortgage Association	3.500 to 6.500	03/01/18 to 07/01/41

Government National Mortgage Association	3.500 to 6.000	02/15/26 to 06/20/41

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities
June 30, 2011 (Unaudited)

Balanced
Strategy
Portfolio
Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $660,704,150, $445,219,829, $1,390,648,288, $1,116,690,757, $40,079,714 and $956,147,838, respectively)	$730,154,008
Repurchase agreements, at value which equals cost — unaffiliated issuers	—
Cash	—
Receivables:
Investment securities sold	47,594,165
Portfolio shares sold	1,204,756
Dividends and interest	463,053
Reimbursement from investment adviser	19,505
Other assets	4,042

Total assets	779,439,529

Liabilities:

Due to custodian	122,831
Payables:
Investment securities purchased	46,706,029
Portfolio shares redeemed	3,014,141
Amounts owed to affiliates	391,165
Accrued expenses and other liabilities	130,393

Total liabilities	50,364,559

Net Assets:

Paid-in capital	773,909,012
Accumulated undistributed (distributions in excess of) net investment income	(5,627)
Accumulated net realized loss from investment transactions	(114,278,273)
Net unrealized gain on investments	69,449,858

NET ASSETS	$729,074,970

Net Assets:
Class A	$411,941,786
Class B	29,581,129
Class C	114,550,605
Institutional	162,276,119
Service	3,196,060
Class IR	107,677
Class R	7,421,594

Total Net Assets	$729,074,970

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	39,100,265
Class B	2,806,704
Class C	10,871,598
Institutional	15,387,073
Service	302,546
Class IR	10,248
Class R	707,094

Net asset value, offering and redemption price per share:(a)
Class A	$10.54
Class B	10.54
Class C	10.54
Institutional	10.55
Service	10.56
Class IR	10.51
Class R	10.50

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $11.15, $12.70, $11.63, $11.99, $9.34 and $8.63, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity	Growth and	Growth	Income	Satellite
Growth Strategy	Income Strategy	Strategy	Strategies	Strategies
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$528,897,546	$1,603,619,777	$1,306,498,746	$42,776,636	$1,022,553,063
300,000	1,700,000	500,000	—	—
81,006	18,964	45,156	—	—

14,032,392	94,902,775	59,486,096	3,022,995	23,365,036
145,510	1,328,250	249,522	223,078	2,081,588
—	726,492	346,698	79,841	2,748,295
13,801	13,148	—	38,372	77,857
2,952	9,084	7,338	197	4,472

543,473,207	1,702,318,490	1,367,133,556	46,141,119	1,050,830,311

—	—	—	75,028	2,830,414

13,664,730	93,770,699	58,797,504	3,135,365	23,567,510
2,352,093	6,443,589	4,123,065	191,542	997,140
339,267	977,088	848,933	23,504	343,040
139,961	231,171	253,389	74,200	148,680

16,496,051	101,422,547	64,022,891	3,499,639	27,886,784

794,280,613	2,248,374,749	2,024,560,587	43,713,903	1,003,033,302
106,200	97,627	3,394,444	151,807	(46,885)
(351,087,374)	(860,547,922)	(914,652,355)	(3,921,152)	(46,448,115)
83,677,717	212,971,489	189,807,989	2,696,922	66,405,225

$526,977,156	$1,600,895,943	$1,303,110,665	$42,641,480	$1,022,943,527

$279,107,517	$1,009,345,853	$743,077,373	$21,783,119	$252,968,867
27,409,781	93,929,481	89,984,223	—	—
147,681,089	321,286,252	334,347,201	11,864,770	127,998,644
64,644,102	167,412,241	126,011,314	8,233,589	585,785,820
1,814,321	4,346,387	4,288,109	—	29,921,914
597,923	213,508	929,779	703,633	25,363,480
5,722,423	4,362,221	4,472,666	56,369	904,802

$526,977,156	$1,600,895,943	$1,303,110,665	$42,641,480	$1,022,943,527

23,264,656	91,878,742	65,572,686	2,467,795	31,011,788
2,378,592	8,573,731	7,936,206	—	—
12,875,269	29,421,008	29,746,959	1,338,061	15,768,302
5,320,777	15,186,538	11,076,646	934,910	71,892,262
152,848	396,237	379,549	—	3,682,599
50,222	19,487	82,715	79,838	3,112,436
480,582	398,506	402,865	6,364	111,272

$12.00	$10.99	$11.33	$8.83	$8.16
11.52	10.96	11.34	—	—
11.47	10.92	11.24	8.87	8.12
12.15	11.02	11.38	8.81	8.15
11.87	10.97	11.30	—	8.13
11.91	10.96	11.24	8.81	8.15
11.91	10.95	11.10	8.86	8.13

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Balanced
Strategy
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$5,479,992
Interest	243

Total investment income	5,480,235

Expenses:

Distribution and Service fees(a)	1,303,357
Transfer Agent fees(a)	583,837
Management fees	559,046
Registration fees	57,103
Printing and mailing costs	50,831
Professional fees	35,272
Custody and accounting fees	24,557
Trustee fees	10,188
Service Share fees — Shareholder Administration Plan	4,263
Service Share fees — Service Plan	4,263
Other	11,969

Total expenses	2,644,686

Less — expense reimbursements	(175,012)

Net expenses	2,469,674

NET INVESTMENT INCOME (LOSS)	3,010,561

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from Affiliated Underlying Funds	24,148,110
Net change in unrealized gain (loss) on Affiliated Underlying Funds	(793,391)

Net realized and unrealized gain from investment transactions	23,354,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,365,280

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$525,378	$157,359	$603,286	$17,334	$399,287	$29,898	$114,625	$32,461	$682	$297	$6,587
Equity Growth Strategy	361,044	143,049	768,684	13,277	274,394	27,179	146,050	12,433	455	567	5,045
Growth and Income Strategy	1,325,424	494,481	1,692,517	10,195	1,007,322	93,952	321,578	32,693	1,043	200	3,874
Growth Strategy	961,264	472,191	1,763,572	10,374	730,561	89,716	335,079	25,110	985	761	3,942
Income Strategies	23,317	—	51,155	125	17,721	—	9,719	1,627	—	547	48
Satellite Strategies	294,391	—	573,769	2,073	223,737	—	109,016	102,103	5,543	21,683	788

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity	Growth and	Growth	Income	Satellite
Growth Strategy	Income Strategy	Strategy	Strategies	Strategies
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$1,241,820	$10,668,282	$6,024,721	$813,520	$18,155,540
132	590	388	18	270

1,241,952	10,668,872	6,025,109	813,538	18,155,810

1,286,054	3,522,617	3,207,401	74,597	870,233
466,123	1,460,662	1,186,154	29,662	462,870
406,147	1,253,030	1,013,693	23,341	565,532
47,966	67,918	50,869	46,128	108,206
53,765	109,523	119,923	21,877	60,032
33,872	34,721	36,356	33,407	33,447
21,837	23,576	23,036	24,518	22,791
8,794	10,155	9,793	8,168	9,179
2,843	6,517	6,156	—	34,641
2,843	6,517	6,156	—	34,641
10,032	21,481	18,035	3,860	12,856

2,340,276	6,516,717	5,677,572	265,558	2,214,428

(165,436)	(233,960)	(230,979)	(136,076)	(200,904)

2,174,840	6,282,757	5,446,593	129,482	2,013,524

(932,888)	4,386,115	578,516	684,056	16,142,286

(189,068)	45,342,177	10,730,344	923,082	40,353,462
31,932,976	26,241,679	59,815,943	(70,169)	(18,882,461)

31,743,908	71,583,856	70,546,287	852,913	21,471,001

$30,811,020	$75,969,971	$71,124,803	$1,536,969	$37,613,287

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the
	Six Months Ended	For the Fiscal
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income (loss)	$3,010,561	$15,381,790
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	24,148,110	10,030,962
Net change in unrealized gain (loss) on investment transactions from Affiliated Underlying Funds	(793,391)	33,944,463

Net increase in net assets resulting from operations	26,365,280	59,357,215

Distributions to shareholders:

From net investment income
Class A Shares	(2,039,885)	(10,253,553)
Class B Shares	(31,787)	(533,377)
Class C Shares	(129,348)	(2,085,235)
Institutional Shares	(1,109,146)	(3,937,056)
Service Shares	(13,952)	(87,301)
Class IR Shares	(736)	(17,004)
Class R Shares	(26,768)	(99,624)

Total distributions to shareholders	(3,351,622)	(17,013,150)

From share transactions:

Proceeds from sales of shares	94,632,215	232,714,629
Reinvestment of distributions	3,213,937	15,638,968
Cost of shares redeemed	(135,948,764)	(318,616,579)

Net decrease in net assets resulting from share transactions	(38,102,612)	(70,262,982)

TOTAL DECREASE	(15,088,954)	(27,918,917)

Net assets:

Beginning of period	744,163,924	772,082,841

End of period	$729,074,970	$744,163,924

Accumulated undistributed (distribution in excess of) net investment income	$(5,627)	$335,434

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio		Growth Strategy Portfolio
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
June 30, 2011	Year Ended	June 30, 2011	Year Ended	June 30, 2011	Year Ended
(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

$(932,888)	$8,947,709	$4,386,115	$37,448,717	$578,516	$27,600,395
(189,068)	(79,120,988)	45,342,177	(116,122,052)	10,730,344	(144,072,298)
31,932,976	131,439,152	26,241,679	242,699,134	59,815,943	259,264,217

30,811,020	61,265,873	75,969,971	164,025,799	71,124,803	142,792,314

—	(5,328,918)	(5,140,251)	(26,672,578)	—	(18,044,428)
—	(330,330)	(157,948)	(1,719,693)	—	(1,455,482)
—	(1,779,539)	(547,457)	(6,046,381)	—	(5,653,032)
—	(1,305,428)	(1,147,205)	(4,183,169)	—	(3,100,088)
—	(59,216)	(20,371)	(133,356)	—	(147,662)
—	(11,630)	(1,303)	(5,595)	—	(17,345)
—	(84,920)	(16,450)	(61,287)	—	(83,448)

—	(8,899,981)	(7,030,985)	(38,822,059)	—	(28,501,485)

40,546,202	84,890,021	112,765,191	257,657,406	86,442,375	166,910,986
—	7,867,862	6,537,037	34,680,194	—	25,556,001
(97,097,405)	(204,609,808)	(305,359,727)	(682,270,905)	(241,551,977)	(495,756,132)

(56,551,203)	(111,851,925)	(186,057,499)	(389,933,305)	(155,109,602)	(303,289,145)

(25,740,183)	(59,486,033)	(117,118,513)	(264,729,565)	(83,984,799)	(188,998,316)

552,717,339	612,203,372	1,718,014,456	1,982,744,021	1,387,095,464	1,576,093,780

$526,977,156	$552,717,339	$1,600,895,943	$1,718,014,456	$1,303,110,665	$1,387,095,464

$106,200	$1,039,088	$97,627	$2,742,497	$3,394,444	$2,815,928

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Income Strategies Portfolio
	For the
	Six Months Ended	For the Fiscal
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income	$684,056	$1,005,942
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	923,082	(181,434)
Net change in unrealized gain (loss) on investment transactions from Affiliated Underlying Funds	(70,169)	1,939,554

Net increase in net assets resulting from operations	1,536,969	2,764,062

Distributions to shareholders:

From net investment income
Class A Shares	(289,797)	(474,747)
Class C Shares	(117,162)	(209,473)
Institutional Shares	(136,580)	(383,148)
Class IR Shares	(9,676)	(16,286)
Class R Shares	(704)	(3,659)

Total distributions to shareholders	(553,919)	(1,087,313)

From share transactions:

Proceeds from sales of shares	15,663,566	15,905,647
Reinvestment of distributions	476,820	987,032
Cost of shares redeemed	(4,825,593)	(13,245,331)

Net increase in net assets resulting from share transactions	11,314,793	3,647,348

TOTAL INCREASE	12,297,843	5,324,097

Net assets:

Beginning of period	30,343,637	25,019,540

End of period	$42,641,480	$30,343,637

Accumulated undistributed net investment income	$151,807	$21,670

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Satellite Strategies Portfolio
	For the
	Six Months Ended	For the Fiscal
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income	$16,142,286	$35,961,262
Net realized gain from investment transactions and capital gain distributions from Affiliated Underlying Funds	40,353,462	11,041,403
Net change in unrealized gain (loss) on investment transactions from Affiliated Underlying Funds	(18,882,461)	39,110,106

Net increase in net assets resulting from operations	37,613,287	86,112,771

Distributions to shareholders:

From net investment income
Class A Shares	(4,139,299)	(9,836,151)
Class C Shares	(1,626,957)	(4,035,693)
Institutional Shares	(10,258,837)	(21,325,019)
Service Shares	(479,133)	(982,725)
Class IR Shares	(434,149)	(956,154)
Class R Shares	(13,905)	(32,581)

Total distributions to shareholders	(16,952,280)	(37,168,323)

From share transactions:

Proceeds from sales of shares	294,273,400	464,907,615
Reinvestment of distributions	10,888,897	24,524,101
Cost of shares redeemed	(103,298,555)	(181,090,384)

Net increase in net assets resulting from share transactions	201,863,742	308,341,332

TOTAL INCREASE	222,524,749	357,285,780

Net assets:

Beginning of period	800,418,778	443,132,998

End of period	$1,022,943,527	$800,418,778

Accumulated undistributed (distribution in excess of) net investment income	$(46,885)	$763,109

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$10.22	$0.05	$0.32	$0.37	$(0.05)	$—	$(0.05)
2011 - B	10.22	0.01	0.32	0.33	(0.01)	—	(0.01)
2011 - C	10.22	0.01	0.32	0.33	(0.01)	—	(0.01)
2011 - Institutional	10.23	0.07	0.32	0.39	(0.07)	—	(0.07)
2011 - Service	10.25	0.04	0.31	0.35	(0.04)	—	(0.04)
2011 - IR	10.21	0.05	0.31	0.36	(0.06)	—	(0.06)
2011 - R	10.18	0.03	0.33	0.36	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	9.65	0.21	0.60	0.81	(0.24)	—	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)	—	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)	—	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)	—	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)	—	(0.22)

2009 - A	8.39	0.36	1.29	1.65	(0.39)	—	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)

2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

2006 - A	10.89	0.29	0.89	1.18	(0.34)	(0.52)	(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$10.54	3.63%	$411,942	0.59	%(e)	0.64	%(e)	0.88	%(e)	17%
10.54	3.24	29,581	1.34	(e)	1.39	(e)	0.12	(e)	17
10.54	3.24	114,551	1.34	(e)	1.39	(e)	0.12	(e)	17
10.55	3.84	162,276	0.19	(e)	0.24	(e)	1.28	(e)	17
10.56	3.46	3,196	0.69	(e)	0.74	(e)	0.76	(e)	17
10.51	3.57	108	0.34	(e)	0.39	(e)	0.93	(e)	17
10.50	3.53	7,422	0.84	(e)	0.89	(e)	0.65	(e)	17

10.22	8.46	427,998	0.59		0.64		2.15		38
10.22	7.62	32,659	1.34		1.39		1.36		38
10.22	7.64	126,032	1.34		1.39		1.34		38
10.23	8.89	147,670	0.19		0.24		2.57		38
10.25	8.44	3,971	0.69		0.74		2.14		38
10.21	8.74	771	0.34		0.39		2.55		38
10.18	8.21	5,063	0.84		0.89		2.47		38

9.65	19.94	444,114	0.59		0.65		4.03		58
9.65	19.03	37,883	1.34		1.40		3.27		58
9.65	19.05	144,726	1.34		1.40		3.26		58
9.66	20.53	140,770	0.19		0.25		4.43		58
9.67	19.75	3,710	0.69		0.75		3.74		58
9.64	20.28	32	0.34		0.40		5.65		58
9.62	19.66	848	0.84		0.90		5.01		58

8.39	(20.35)	368,640	0.59		0.65		2.97		52
8.39	(20.96)	34,376	1.34		1.40		2.15		52
8.39	(20.96)	130,433	1.34		1.40		2.15		52
8.39	(20.10)	155,233	0.19		0.25		3.54		52
8.41	(20.42)	4,433	0.69		0.75		2.93		52
8.38	(20.17)	8	0.34		0.40		3.15		52
8.38	(20.57)	22	0.84		0.90		3.52		52

11.08	4.66	365,794	0.59		0.66		2.91		34
11.08	3.96	41,072	1.34		1.41		2.05		34
11.08	3.92	159,007	1.34		1.41		2.18		34
11.09	5.15	130,286	0.19		0.26		3.20		34
11.10	4.61	5,973	0.70		0.77		2.44		34
11.07	(0.38)	10	0.34	(e)	0.35	(e)	0.96	(f)	34
11.07	(0.43)	10	0.84	(e)	0.85	(e)	1.00	(f)	34

11.21	11.09	225,576	0.59		0.68		2.60		89
11.21	10.16	33,894	1.34		1.43		1.70		89
11.21	10.22	92,178	1.34		1.43		1.86		89
11.22	11.50	91,738	0.19		0.28		2.77		89
11.23	10.87	3,514	0.69		0.78		2.54		89

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$11.33	$(0.01)	$0.68	$0.67	$—	$—	$—
2011 - B	10.93	(0.05)	0.64	0.59	—	—	—
2011 - C	10.88	(0.05)	0.64	0.59	—	—	—
2011 - Institutional	11.45	0.02	0.68	0.70	—	—	—
2011 - Service	11.22	(0.02)	0.67	0.65	—	—	—
2011 - IR	11.23	0.01	0.67	0.68	—	—	—
2011 - R	11.26	(0.02)	0.67	0.65	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	10.24	0.19	1.11	1.30	(0.21)	—	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)	—	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)	—	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)	—	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)	—	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)	—	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)	—	(0.22)

2009 - A	8.04	0.16	2.19	2.35	(0.15)	—	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)

2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.49	0.63	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.53)	(0.27)	(0.55)	(0.69)	(1.24)

2006 - A	13.82	0.15	2.70	2.85	(0.25)	(0.38)	(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$12.00	5.91%	$279,108	0.59	%(e)	0.65	%(e)	(0.13	)%(e)	8%
11.52	5.40	27,410	1.34	(e)	1.40	(e)	(0.89	)(e)	8
11.47	5.42	147,681	1.34	(e)	1.40	(e)	(0.89	)(e)	8
12.15	6.11	64,644	0.19	(e)	0.25	(e)	0.27	(e)	8
11.87	5.79	1,814	0.69	(e)	0.75	(e)	(0.29	)(e)	8
11.91	6.06	598	0.34	(e)	0.40	(e)	0.12	(e)	8
11.91	5.77	5,722	0.84	(e)	0.90	(e)	(0.37	)(e)	8

11.33	12.66	296,969	0.59		0.66		1.79		27
10.93	11.89	29,225	1.34		1.41		1.09		27
10.88	11.83	158,142	1.34		1.41		1.04		27
11.45	13.09	59,900	0.19		0.26		2.52		27
11.22	12.53	3,540	0.69		0.76		1.61		27
11.23	12.89	553	0.34		0.41		2.36		27
11.26	12.34	4,389	0.84		0.91		3.90		27

10.24	29.26	340,567	0.59		0.67		1.81		34
9.88	28.22	33,103	1.34		1.42		1.01		34
9.84	28.39	182,232	1.34		1.42		1.02		34
10.35	29.81	50,926	0.19		0.27		2.22		34
10.14	29.22	4,770	0.69		0.77		1.76		34
10.16	29.70	320	0.34		0.42		8.65		34
10.22	29.56	285	0.84		0.92		2.92		34

8.04	(42.52)	300,859	0.59		0.66		1.43		22
7.77	(42.91)	31,403	1.34		1.41		0.80		22
7.73	(42.93)	170,281	1.34		1.41		0.76		22
8.12	(42.28)	39,471	0.19		0.26		2.01		22
7.96	(42.59)	4,069	0.69		0.76		1.48		22
7.98	(42.41)	6	0.34		0.41		1.87		22
8.01	(42.64)	6	0.84		0.91		1.43		22

15.63	4.97	631,909	0.60		0.64		1.70		33
15.10	4.16	59,979	1.35		1.39		0.86		33
15.03	4.23	341,389	1.35		1.39		0.94		33
15.81	5.41	76,432	0.20		0.24		2.66		33
15.50	4.88	8,039	0.70		0.74		1.68		33
15.57	(1.41)	10	0.34	(e)	0.35	(e)	1.64	(f)	33
15.57	(1.46)	10	0.84	(e)	0.85	(e)	1.59	(f)	33

16.04	20.64	328,625	0.59		0.68		1.01		35
15.55	19.71	38,904	1.34		1.43		(0.05)		35
15.48	19.68	178,989	1.34		1.43		0.24		35
16.20	21.05	25,864	0.19		0.28		1.29		35
15.92	20.50	2,917	0.69		0.78		1.71		35

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$10.55	$0.04	$0.45	$0.49	$(0.05)	$—	$(0.05)
2011 - B	10.53	— (f)	0.45	0.45	(0.02)	—	(0.02)
2011 - C	10.49	— (f)	0.45	0.45	(0.02)	—	(0.02)
2011 - Institutional	10.59	0.06	0.45	0.51	(0.08)	—	(0.08)
2011 - Service	10.53	0.03	0.46	0.49	(0.05)	—	(0.05)
2011 - IR	10.52	0.05	0.46	0.51	(0.07)	—	(0.07)
2011 - R	10.52	0.03	0.44	0.47	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	9.81	0.22	0.76	0.98	(0.24)	—	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)	—	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)	—	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)	—	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)	—	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)	—	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)	—	(0.23)

2009 - A	8.11	0.35	1.71	2.06	(0.36)	—	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)	—	(0.35)

2008 - A	12.88	0.28	(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

2007 - A	12.95	0.31	0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

2006 - A	12.18	0.26	1.42	1.68	(0.33)	(0.58)	(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$10.99	4.68%	$1,009,346	0.59	%(e)	0.62	%(e)	0.68	%(e)	14%
10.96	4.25	93,929	1.34	(e)	1.37	(e)	(0.07	)(e)	14
10.92	4.27	321,286	1.34	(e)	1.37	(e)	(0.07	)(e)	14
11.02	4.78	167,412	0.19	(e)	0.22	(e)	1.10	(e)	14
10.97	4.62	4,346	0.69	(e)	0.72	(e)	0.54	(e)	14
10.96	4.83	214	0.34	(e)	0.37	(e)	0.94	(e)	14
10.95	4.48	4,362	0.84	(e)	0.87	(e)	0.48	(e)	14

10.55	10.12	1,097,565	0.59		0.62		2.24		31
10.53	9.35	102,328	1.34		1.37		1.51		31
10.49	9.27	353,844	1.34		1.37		1.46		31
10.59	10.64	154,835	0.19		0.22		2.69		31
10.53	10.04	5,918	0.69		0.72		2.27		31
10.52	10.34	210	0.34		0.37		2.75		31
10.52	9.96	3,314	0.84		0.87		3.02		31

9.81	25.87	1,272,519	0.59		0.63		4.04		40
9.79	24.84	116,466	1.34		1.38		3.31		40
9.76	24.92	424,560	1.34		1.38		3.23		40
9.84	26.27	162,453	0.19		0.23		3.95		40
9.79	25.63	6,124	0.69		0.73		3.69		40
9.79	25.99	39	0.34		0.38		2.94		40
9.78	25.50	583	0.84		0.88		8.02		40

8.11	(31.94)	1,214,344	0.59		0.63		2.49		39
8.10	(32.40)	107,669	1.34		1.38		1.79		39
8.07	(32.42)	441,004	1.34		1.38		1.76		39
8.14	(31.63)	285,106	0.19		0.23		2.90		39
8.10	(31.98)	8,051	0.69		0.73		2.60		39
8.10	(31.79)	7	0.34		0.38		2.89		39
8.10	(32.12)	22	0.84		0.88		2.29		39

12.88	5.12	2,088,839	0.59		0.61		2.34		36
12.85	4.37	178,132	1.34		1.36		1.54		36
12.81	4.35	755,381	1.34		1.36		1.63		36
12.92	5.49	435,385	0.19		0.21		2.68		36
12.86	5.08	11,941	0.70		0.72		2.04		36
12.87	(0.74)	10	0.34	(e)	0.34	(e)	1.24	(g)	36
12.87	(0.79)	10	0.84	(e)	0.84	(e)	1.20	(g)	36

12.95	13.95	1,282,452	0.59		0.63		2.02		84
12.92	13.05	123,497	1.34		1.38		1.10		84
12.89	13.06	418,813	1.34		1.38		1.31		84
12.98	14.41	249,858	0.19		0.23		2.30		84
12.92	13.76	5,248	0.69		0.73		1.82		84

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$10.75	$0.02	(d)	$0.56	$0.58	$—	$—	$—
2011 - B	10.80	(0.03	)(d)	0.57	0.54	—	—	—
2011 - C	10.70	(0.03	)(d)	0.57	0.54	—	—	—
2011 - Institutional	10.77	0.04	(d)	0.57	0.61	—	—	—
2011 - Service	10.72	0.01	(d)	0.57	0.58	—	—	—
2011 - IR	10.65	0.03	(d)	0.56	0.59	—	—	—
2011 - R	10.55	—	(d)(f)	0.55	0.55	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	9.87	0.22	(d)	0.91	1.13	(0.25)	—	(0.25)
2010 - B	9.91	0.14	(d)	0.91	1.05	(0.16)	—	(0.16)
2010 - C	9.83	0.14	(d)	0.89	1.03	(0.16)	—	(0.16)
2010 - Institutional	9.89	0.28	(d)	0.90	1.18	(0.30)	—	(0.30)
2010 - Service	9.85	0.21	(d)	0.90	1.11	(0.24)	—	(0.24)
2010 - IR	9.79	0.26	(d)	0.88	1.14	(0.28)	—	(0.28)
2010 - R	9.71	0.27	(d)	0.82	1.09	(0.25)	—	(0.25)

2009 - A	7.87	0.24	(d)	2.00	2.24	(0.24)	—	(0.24)
2009 - B	7.90	0.17	(d)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(d)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(d)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(d)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(d)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(d)	1.59	2.19	(0.26)	—	(0.26)

2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

2007 - A	14.57	0.30	(d)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(d)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(d)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(d)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R (Commenced November 30, 2007)	15.41	0.21	(d)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

2006 - A	13.00	0.22	(d)	2.00	2.22	(0.26)	(0.39)	(0.65)
2006 - B	13.02	0.08	(d)	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	(d)	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	(d)	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	(d)	2.04	2.21	(0.24)	(0.39)	(0.63)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.
(f)	Amount rounds to less than $0.005.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$11.33	5.40%	$743,077	0.59	%(e)	0.62	%(e)	0.30	%(e)	13%
11.34	5.00	89,984	1.34	(e)	1.37	(e)	(0.46	)(e)	13
11.24	5.05	334,347	1.34	(e)	1.37	(e)	(0.46	)(e)	13
11.38	5.66	126,011	0.19	(e)	0.22	(e)	0.70	(e)	13
11.30	5.41	4,288	0.69	(e)	0.72	(e)	0.16	(e)	13
11.24	5.54	930	0.34	(e)	0.37	(e)	0.58	(e)	13
11.10	5.21	4,473	0.84	(e)	0.87	(e)	0.07	(e)	13

10.75	11.46	789,340	0.59		0.63		2.16		28
10.80	10.63	97,344	1.34		1.38		1.39		28
10.70	10.52	373,504	1.34		1.38		1.37		28
10.77	11.90	115,999	0.19		0.23		2.78		28
10.72	11.30	6,647	0.69		0.73		2.14		28
10.65	11.66	675	0.34		0.38		2.61		28
10.55	11.20	3,588	0.84		0.88		2.73		28

9.87	28.55	902,200	0.59		0.64		2.73		39
9.91	27.64	114,216	1.34		1.39		1.97		39
9.83	27.74	444,309	1.34		1.39		1.92		39
9.89	29.12	106,456	0.19		0.24		3.16		39
9.85	28.48	7,182	0.69		0.74		2.29		39
9.79	29.00	546	0.34		0.39		9.20		39
9.71	28.27	1,184	0.84		0.89		6.30		39

7.87	(39.31)	853,210	0.59		0.64		1.95		33
7.90	(39.76)	111,318	1.34		1.39		1.25		33
7.83	(39.77)	465,634	1.34		1.39		1.21		33
7.88	(39.09)	97,798	0.19		0.24		2.63		33
7.84	(39.38)	8,881	0.69		0.74		1.79		33
7.81	(39.21)	6	0.34		0.39		2.39		33
7.78	(39.44)	32	0.84		0.89		2.18		33

14.35	4.58	1,756,012	0.60		0.62		1.96		36
14.34	3.74	222,083	1.35		1.37		1.18		36
14.22	3.79	955,014	1.35		1.37		1.20		36
14.41	5.00	206,475	0.20		0.22		2.15		36
14.29	4.42	18,224	0.70		0.72		2.11		36
14.29	(1.14)	10	0.34	(e)	0.34	(e)	1.47	(g)	36
14.29	(1.19)	10	0.84	(e)	0.84	(e)	1.43	(g)	36

14.57	17.14	1,007,967	0.59		0.63		1.56		51
14.58	16.26	139,356	1.34		1.38		0.59		51
14.46	16.28	544,678	1.34		1.38		0.80		51
14.61	17.64	175,684	0.19		0.23		1.93		51
14.53	17.06	4,766	0.69		0.73		1.20		51

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net		From net
	beginning	investment		and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income		gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$8.58	$0.16		$0.22	$0.38	$(0.13)		$—	$(0.13)
2011 - C	8.62	0.13		0.22	0.35	(0.10)		—	(0.10)
2011 - Institutional	8.56	0.17		0.23	0.40	(0.15)		—	(0.15)
2011 - IR	8.57	0.18		0.20	0.38	(0.14)		—	(0.14)
2011 - R	8.61	0.15		0.22	0.37	(0.12)		—	(0.12)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	7.96	0.33		0.63	0.96	(0.34)		—	(0.34)
2010 - C	8.00	0.27		0.63	0.90	(0.28)		—	(0.28)
2010 - Institutional	7.95	0.35		0.64	0.99	(0.38)		—	(0.38)
2010 - IR	7.95	0.37		0.61	0.98	(0.36)		—	(0.36)
2010 - R	7.99	0.31		0.63	0.94	(0.32)		—	(0.32)

2009 - A	6.57	0.39		1.37	1.76	(0.37)		—	(0.37)
2009 - C	6.56	0.33		1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40		1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39		1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36		1.39	1.75	(0.33)		—	(0.33)

2008 - A	9.75	0.35		(2.92)	(2.57)	(0.39	)(f)	(0.22)	(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(f)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(f)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(f)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(f)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.34	(g)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31	(g)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36	(g)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	Includes a distribution from capital of $0.03 per share.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.
(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$8.83	4.42%	$21,783	0.57	%(e)	1.29	%(e)	3.79	%(e)	17%
8.87	4.01	11,865	1.32	(e)	2.04	(e)	3.02	(e)	17
8.81	4.63	8,234	0.17	(e)	0.89	(e)	4.01	(e)	17
8.81	4.43	704	0.32	(e)	1.04	(e)	4.07	(e)	17
8.86	4.28	56	0.82	(e)	1.54	(e)	3.49	(e)	17

8.58	12.36	14,054	0.57		1.44		4.00		70
8.62	11.46	8,130	1.32		2.19		3.31		70
8.56	12.83	7,614	0.17		1.04		4.31		70
8.57	12.66	501	0.32		1.19		4.49		70
8.61	12.00	45	0.82		1.69		3.78		70

7.96	27.39	10,619	0.57		1.76		5.44		34
8.00	26.53	4,674	1.32		2.51		4.64		34
7.95	27.92	9,708	0.17		1.36		5.73		34
7.95	27.73	9	0.32		1.51		5.57		34
7.99	27.23	9	0.82		2.01		5.07		34

6.57	(26.81)	5,305	0.57		2.17		4.03		98
6.56	(27.36)	3,188	1.32		2.92		3.33		98
6.57	(26.59)	7,541	0.17		1.77		4.38		98
6.57	(26.75)	7	0.32		1.92		4.25		98
6.57	(27.01)	7	0.82		2.42		3.74		98

9.75	0.83	5,969	0.64	(e)(g)	3.36	(e)(g)	4.50	(e)(g)	36
9.74	0.24	2,960	1.39	(e)(g)	4.11	(e)(g)	4.08	(e)(g)	36
9.75	1.20	11,934	0.24	(e)(g)	2.96	(e)(g)	4.74	(e)(g)	36
9.75	(0.67)	10	0.32	(e)	0.68	(e)	1.17	(h)	36
9.75	(0.71)	10	0.82	(e)	1.18	(e)	1.13	(h)	36

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$7.95	$0.14		$0.21	$0.35	$(0.14)	$—	$(0.14)
2011 - C	7.92	0.11		0.20	0.31	(0.11)	—	(0.11)
2011 - Institutional	7.94	0.15		0.21	0.36	(0.15)	—	(0.15)
2011 - Service	7.92	0.13		0.22	0.35	(0.14)	—	(0.14)
2011 - IR	7.94	0.15		0.21	0.36	(0.15)	—	(0.15)
2011 - R	7.93	0.13		0.20	0.33	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)

2009 - A	5.58	0.36		1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31		1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42		1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53		1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96		1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50		1.53	2.03	(0.26)	(0.02)	(0.28)

2008 - A	10.18	0.28		(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23		(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35		(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13		(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27		(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29		(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.51	(g)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(g)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(g)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16		(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15		(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$8.16	4.40%	$252,969	0.57	%(e)	0.61	%(e)	3.39	%(e)	26%
8.12	3.93	127,999	1.32	(e)	1.36	(e)	2.65	(e)	26
8.15	4.61	585,786	0.17	(e)	0.21	(e)	3.81	(e)	26
8.13	4.37	29,922	0.67	(e)	0.71	(e)	3.31	(e)	26
8.15	4.54	25,363	0.32	(e)	0.36	(e)	3.65	(e)	26
8.13	4.17	905	0.82	(e)	0.86	(e)	3.16	(e)	26

7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18

7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58

5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67	(e)	0.94	(e)	2.20	(f)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

10.18	5.48	28,671	0.65	(e)(g)	2.26	(e)(g)	6.53	(e)(g)	52
10.15	4.80	13,312	1.40	(e)(g)	3.01	(e)(g)	5.92	(e)(g)	52
10.17	5.57	13,356	0.25	(e)(g)	1.86	(e)(g)	4.93	(e)(g)	52
10.17	(0.61)	10	0.32	(e)	0.45	(e)	1.51	(f)	52
10.17	(0.65)	10	0.82	(e)	0.95	(e)	1.46	(f)	52

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Portfolio	Share Classes Offered*	Non-diversified

Balanced Strategy Equity Growth Strategy Growth and Income Strategy Growth Strategy	A, B, C, Institutional, Service, IR, R	Diversified

Income Strategies	A, C, Institutional, IR, R	Diversified

Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily all of their assets in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Portfolio Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and Portfolio share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Portfolio share transactions. Realized gains and losses on sales of Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Portfolios, which may not specifically relate to the Portfolios, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Portfolio based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared/Paid	Declared/Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Equity Growth Strategy and Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Repurchase Agreements — The Portfolios may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy as of June 30, 2011:

	BALANCED STRATEGY			EQUITY GROWTH STRATEGY			GROWTH AND INCOME STRATEGY
Investment Type	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$309,704,299	$—	$—	$496,216,249	$—	$—	$975,365,426	$—	$—
Fixed Income Underlying Funds	420,449,709	—	—	32,681,297	—	—	628,254,351	—	—
Short-term Investments	—	—	—	—	300,000	—	—	1,700,000	—

Total	$730,154,008	$—	$—	$528,897,546	$300,000	$—	$1,603,619,777	$1,700,000	$—

	GROWTH STRATEGY			INCOME STRATEGIES			SATELLITE STRATEGIES
Investment Type	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$1,040,405,243	$—	$—	$19,412,736	$—	$—	$331,462,466	$—	$—
Fixed Income Underlying Funds	266,093,503	—	—	23,363,900	—	—	691,090,597	—	—
Short-term Investments	—	500,000	—	—	—	—	—	—	—

Total	$1,306,498,746	$500,000	$—	$42,776,636	$—	$—	$1,022,553,063	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Income Strategies and Satellite Strategies Portfolios and 0.15% for the remainder of the Portfolios.

B. Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Portfolio	Class A	Class B	Class C

Balanced Strategy	$124,700	$—	$—

Equity Growth Strategy	37,000	—	300

Growth and Income Strategy	158,000	—	400

Growth Strategy	92,000	—	200

Income Strategies	4,000	N/A	—

Satellite Strategies	163,700	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Income Strategies and Satellite Strategies Portfolios and 0.004% for the remainder of the Portfolios. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2011, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

	Management	Distribution and	Transfer	Over Reimbursement
Portfolio	Fees	Service Fees	Agent Fees	of Other Expenses	Total

Balanced Strategy	$90	$207	$94	$—	$391

Equity Growth Strategy	64	202	73	—	339

Growth and Income Strategy	197	551	229	—	977

Growth Strategy	160	500	186	3	849

Income Strategies	4	14	6	—	24

Satellite Strategies	103	157	83	—	343

G. Line of Credit Facility — As of June 30, 2011, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — As of June 30, 2011, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Satellite
Underlying Funds	Strategy	Strategy	Strategy	Strategy	Strategies

Goldman Sachs Commodity Strategy	—%	—%	8%	8%	8%

Goldman Sachs Core Fixed Income	—	—	9	—	—

Goldman Sachs Emerging Markets Debt	—	—	—	—	24

Goldman Sachs Emerging Markets Equity	—	—	—	—	7

Goldman Sachs Global Income	17	—	35	11	—

Goldman Sachs High Yield Floating Rate	—	—	—	—	19

Goldman Sachs International Real Estate Securities	—	—	7	5	20

Goldman Sachs International Small Cap	—	—	—	—	28

Goldman Sachs Local Emerging Markets Debt	—	—	—	—	7

Goldman Sachs Real Estate Securities	—	—	—	—	11

Goldman Sachs Short Duration Government	5	—	—	—	—

Goldman Sachs Strategic Growth	—	6	10	11	—

Goldman Sachs Structured Emerging Markets Equity	—	5	10	11	13

Goldman Sachs Structured International Equity	6	9	20	21	—

Goldman Sachs Structured International Small Cap	6	5	14	13	18

Goldman Sachs Structured Large Cap Growth	6	12	22	25	—

Goldman Sachs Structured Large Cap Value	6	12	21	24	—

Goldman Sachs Structured Small Cap Equity	6	6	16	14	—

As of June 30, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 81% of the outstanding Institutional Shares and 19% of the outstanding Class R Shares of the Income Strategies Portfolio, and 10% of the outstanding Class IR Shares of the Balanced Strategy Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the six months ended June 30, 2011, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$129,546,816	$167,776,804

Equity Growth Strategy	46,346,200	103,408,890

Growth and Income Strategy	245,443,009	430,569,324

Growth Strategy	181,913,938	336,757,579

Income Strategies	18,097,252	6,629,884

Satellite Strategies	444,140,182	243,266,586

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2010, the Portfolios’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Capital loss carryforward:(1)
Expiring 2016	$(2,721,819)	$(46,668,527)	$(142,648,691)	$(144,662,145)	$(1,162,324)	$—
Expiring 2017	(35,254,587)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)	(24,138,751)
Expiring 2018	(30,629,165)	(76,608,179)	(187,607,636)	(181,275,105)	(1,128,078)	—

Total capital loss carryforward	$(68,605,571)	$(232,691,867)	$(689,233,747)	$(698,836,901)	$(2,402,234)	$(24,138,751)

Timing differences
(Post-October Losses and Section 267 Loss Deferrals)	$—	$(13,579,410)	$(17,732,685)	$(21,048,315)	$—	$(6,163,389)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Tax Cost	$730,524,162	$550,128,502	$1,591,210,034	$1,322,271,072	$42,536,843	$1,012,647,275

Gross unrealized gain	69,449,858	84,981,121	213,831,954	194,262,267	2,709,255	67,773,620
Gross unrealized loss	(69,820,012)	(105,912,077)	(199,722,211)	(209,534,593)	(2,469,462)	(57,867,832)

Net unrealized security gain (loss)	$(370,154)	$(20,930,956)	$14,109,743	$(15,272,326)	$239,793	$9,905,788

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

6. TAX INFORMATION (continued)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

Concentration in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,496,113	$46,974,511	14,152,505	$138,949,894
Reinvestment of distributions	188,793	1,975,097	968,820	9,699,020
Shares converted from Class B(a)	39,346	404,484	84,386	832,417
Shares redeemed	(7,504,765)	(78,441,053)	(19,364,106)	(190,122,577)

	(2,780,513)	(29,086,961)	(4,158,395)	(40,641,246)

Class B Shares
Shares sold	79,682	828,734	228,440	2,247,802
Reinvestment of distributions	2,716	28,396	47,320	477,180
Shares converted to Class A(a)	(39,409)	(404,484)	(84,471)	(832,417)
Shares redeemed	(431,279)	(4,502,981)	(922,990)	(9,071,927)

	(388,290)	(4,050,335)	(731,701)	(7,179,362)

Class C Shares
Shares sold	650,607	6,787,883	2,171,287	21,355,139
Reinvestment of distributions	8,942	93,490	150,936	1,521,810
Shares redeemed	(2,119,803)	(22,136,307)	(4,993,326)	(49,114,919)

	(1,460,254)	(15,254,934)	(2,671,103)	(26,237,970)

Institutional Shares
Shares sold	3,397,762	35,264,390	6,177,768	61,272,502
Reinvestment of distributions	103,713	1,086,244	380,555	3,807,230
Shares redeemed	(2,550,187)	(26,678,156)	(6,701,258)	(66,031,556)

	951,288	9,672,478	(142,935)	(951,824)

Service Shares
Shares sold	26,554	278,800	147,720	1,457,803
Reinvestment of distributions	305	3,206	1,701	17,100
Shares redeemed	(111,845)	(1,166,237)	(145,438)	(1,424,425)

	(84,986)	(884,231)	3,983	50,478

Class IR Shares
Shares sold	8,434	87,970	99,598	992,275
Reinvestment of distributions	71	736	1,703	17,004
Shares redeemed	(73,816)	(771,681)	(29,085)	(281,475)

	(65,311)	(682,975)	72,216	727,804

Class R Shares
Shares sold	424,011	4,409,927	658,725	6,439,214
Reinvestment of distributions	2,568	26,768	9,935	99,624
Shares redeemed	(216,768)	(2,252,349)	(259,475)	(2,569,700)

	209,811	2,184,346	409,185	3,969,138

NET DECREASE	(3,618,255)	$(38,102,612)	(7,218,750)	$(70,262,982)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio

For the Six Months Ended				For the Six Months Ended
June 30, 2011		For the Fiscal Year Ended		June 30, 2011		For the Fiscal Year Ended
(Unaudited)		December 31, 2010		(Unaudited)		December 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,057,824	$24,222,988	4,570,115	$47,234,819	6,996,388	$75,911,793	16,169,381	$160,843,201
—	—	435,395	4,924,319	446,098	4,859,256	2,399,750	24,676,074
57,924	660,686	86,081	907,991	57,751	614,159	150,579	1,508,165
(5,055,732)	(59,543,706)	(12,139,152)	(124,383,857)	(19,648,888)	(213,679,771)	(44,440,894)	(441,158,140)

(2,939,984)	(34,660,032)	(7,047,561)	(71,316,728)	(12,148,651)	(132,294,563)	(25,721,184)	(254,130,700)

17,192	193,214	33,358	343,319	102,421	1,111,253	246,882	2,478,646
—	—	25,976	283,381	12,544	136,342	144,621	1,503,038
(60,234)	(660,686)	(89,564)	(907,991)	(57,969)	(614,159)	(151,062)	(1,508,165)
(253,243)	(2,881,874)	(644,592)	(6,447,421)	(1,204,590)	(13,020,229)	(2,415,641)	(24,028,215)

(296,285)	(3,349,346)	(674,822)	(6,728,712)	(1,147,594)	(12,386,793)	(2,175,200)	(21,554,696)

588,722	6,650,318	1,643,429	16,272,872	1,200,820	12,926,795	3,510,174	34,828,403
—	—	130,271	1,414,741	37,589	407,098	434,071	4,497,607
(2,254,865)	(25,491,494)	(5,760,660)	(57,214,023)	(5,540,693)	(59,870,254)	(13,727,891)	(136,257,030)

(1,666,143)	(18,841,176)	(3,986,960)	(39,526,410)	(4,302,284)	(46,536,361)	(9,783,646)	(96,931,020)

652,676	7,822,208	1,463,749	15,402,112	1,919,043	20,907,954	5,526,850	54,878,085
—	—	99,014	1,132,719	101,369	1,108,318	378,842	3,893,576
(561,684)	(6,709,019)	(1,253,156)	(13,042,602)	(1,458,471)	(15,945,907)	(7,785,716)	(78,160,392)

90,992	1,113,189	309,607	3,492,229	561,941	6,070,365	(1,880,024)	(19,388,731)

22,034	255,229	100,886	1,027,576	23,797	257,671	124,139	1,237,507
—	—	1,442	16,152	760	8,270	4,174	43,017
(184,721)	(2,139,671)	(257,324)	(2,623,151)	(190,175)	(2,059,148)	(191,732)	(1,899,108)

(162,687)	(1,884,442)	(154,996)	(1,579,423)	(165,618)	(1,793,207)	(63,419)	(618,584)

6,704	78,465	31,695	324,034	—	—	20,126	193,510
—	—	1,038	11,630	120	1,303	547	5,595
(5,722)	(67,351)	(15,027)	(146,377)	(624)	(6,759)	(4,681)	(48,005)

982	11,114	17,706	189,287	(504)	(5,456)	15,992	151,100

113,493	1,323,780	428,976	4,285,289	152,781	1,649,725	322,978	3,198,054
—	—	7,555	84,920	1,516	16,450	5,919	61,287
(22,582)	(264,290)	(74,707)	(752,377)	(70,921)	(777,659)	(73,399)	(720,015)

90,911	1,059,490	361,824	3,617,832	83,376	888,516	255,498	2,539,326

(4,882,214)	$(56,551,203)	(11,175,202)	$(111,851,925)	(17,119,334)	$(186,057,499)	(39,351,983)	$(389,933,305)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,111,669	$45,852,441	9,574,073	$95,799,342
Reinvestment of distributions	—	—	1,576,778	16,918,784
Shares converted from Class B(a)	142,481	1,543,966	291,193	2,928,130
Shares redeemed	(12,111,615)	(135,180,258)	(29,386,135)	(292,915,425)

	(7,857,465)	(87,783,851)	(17,944,091)	(177,269,169)

Class B Shares
Shares sold	33,405	374,522	128,006	1,302,201
Reinvestment of distributions	—	—	115,555	1,245,680
Shares converted to Class A(a)	(142,195)	(1,543,966)	(291,155)	(2,928,130)
Shares redeemed	(971,858)	(10,867,500)	(2,458,687)	(24,684,295)

	(1,080,648)	(12,036,944)	(2,506,281)	(25,064,544)

Class C Shares
Shares sold	1,060,566	11,769,895	2,989,668	29,951,270
Reinvestment of distributions	—	—	406,931	4,346,019
Shares redeemed	(6,213,684)	(68,810,302)	(13,711,422)	(136,452,542)

	(5,153,118)	(57,040,407)	(10,314,823)	(102,155,253)

Institutional Shares
Shares sold	2,404,979	26,912,040	3,454,259	34,743,085
Reinvestment of distributions	—	—	269,188	2,893,774
Shares redeemed	(2,098,715)	(23,423,524)	(3,713,367)	(37,557,486)

	306,264	3,488,516	10,080	79,373

Service Shares
Shares sold	22,838	254,224	160,075	1,594,401
Reinvestment of distributions	—	—	4,762	50,951
Shares redeemed	(263,181)	(2,896,815)	(273,795)	(2,674,914)

	(240,343)	(2,642,591)	(108,958)	(1,029,562)

Class IR Shares
Shares sold	21,934	244,675	42,119	410,944
Reinvestment of distributions	—	—	1,632	17,345
Shares redeemed	(2,555)	(28,467)	(36,241)	(350,647)

	19,379	216,208	7,510	77,642

Class R Shares
Shares sold	94,199	1,034,578	323,979	3,109,743
Reinvestment of distributions	—	—	7,925	83,448
Shares redeemed	(31,558)	(345,111)	(113,589)	(1,120,823)

	62,641	689,467	218,315	2,072,368

NET INCREASE (DECREASE)	(13,943,290)	$(155,109,602)	(30,638,248)	$(303,289,145)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio				Satellite Strategies Portfolio

For the Six Months Ended				For the Six Months Ended
June 30, 2011		For the Fiscal Year Ended		June 30, 2011		For the Fiscal Year Ended
(Unaudited)		December 31, 2010		(Unaudited)		December 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,115,448	$9,776,666	958,197	$7,947,807	8,378,451	$68,237,855	17,975,682	$136,334,084
29,439	259,422	52,585	434,294	464,280	3,769,992	1,149,412	8,858,652
—	—	—	—	—	—	—	—
(315,068)	(2,778,535)	(706,277)	(5,704,876)	(4,602,435)	(37,463,221)	(10,254,730)	(75,605,260)

829,819	7,257,553	304,505	2,677,225	4,240,296	34,544,626	8,870,364	69,587,476

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

555,347	4,877,261	699,772	5,812,793	3,996,878	32,396,292	7,518,441	56,830,320
10,329	91,427	20,313	169,062	144,515	1,167,680	379,404	2,918,628
(170,854)	(1,500,614)	(361,229)	(2,986,990)	(1,210,926)	(9,783,904)	(2,031,128)	(15,154,853)

394,822	3,468,074	358,856	2,994,865	2,930,467	23,780,068	5,866,717	44,594,095

85,281	739,217	159,398	1,319,513	21,740,006	177,266,825	31,754,076	239,536,068
13,257	116,469	44,545	363,731	652,532	5,292,033	1,454,891	11,199,111
(53,026)	(463,514)	(536,431)	(4,206,920)	(6,248,069)	(50,906,381)	(10,603,716)	(79,307,754)

45,512	392,172	(332,488)	(2,523,676)	16,144,469	131,652,477	22,605,251	171,427,425

—	—	—	—	1,029,185	8,266,416	1,597,254	12,051,142
—	—	—	—	26,204	211,733	72,736	559,559
—	—	—	—	(200,417)	(1,619,573)	(388,817)	(2,956,652)

—	—	—	—	854,972	6,858,576	1,281,173	9,654,049

28,559	250,604	60,573	487,699	962,517	7,845,811	2,633,674	19,590,418
1,001	8,798	1,964	16,286	53,459	433,554	124,117	955,570
(8,184)	(72,432)	(5,244)	(42,960)	(414,509)	(3,373,774)	(1,109,887)	(8,021,525)

21,376	186,970	57,293	461,025	601,467	4,905,591	1,647,904	12,524,463

2,254	19,818	41,891	337,835	32,128	260,201	75,886	565,583
80	704	450	3,659	1,719	13,905	4,228	32,581
(1,179)	(10,498)	(38,294)	(303,585)	(18,575)	(151,702)	(5,964)	(44,340)

1,155	10,024	4,047	37,909	15,272	122,404	74,150	553,824

1,292,684	$11,314,793	392,213	$3,647,348	24,786,943	$201,863,742	40,345,559	$308,341,332

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Balanced Strategy, Goldman Sachs Equity Growth Strategy, Goldman Sachs Growth and Income Strategy, Goldman Sachs Growth Strategy, Goldman Sachs Income Strategies and Goldman Sachs Satellite Strategies Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(d)	expense information for the Portfolios, including:

(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the Underlying Funds, applicable information regarding commissions paid, an update on the Investment Adviser’s soft dollars practices, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Service Shares of Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management teams managing some of the Underlying Funds, that had occurred in recent periods, the potential benefit to the Portfolios and the Underlying Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to the performance of other comparable SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Portfolio’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions. The Trustees considered whether each Portfolio had operated within its investment policies and had complied with its investment limitations.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Balanced Strategy, Growth Strategy and Satellite Strategies Portfolios each ranked in the top half of their respective peer groups. They also noted that the Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios had each outperformed their respective benchmark indices for the same period. The Independent Trustees noted that certain challenges in 2007 and 2008 still weighed on the Portfolios’ longer term performance, but observed that the Investment Adviser had taken a number of steps in response to those challenges intended to improve Portfolio performance (which included among other things the addition of certain Underlying Funds for broader diversification of the return sources for certain of the Portfolios), and that the changes seemed to have had a positive effect on performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Portfolios that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Portfolio’s expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Portfolios’ and Underlying Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels, and to waive portions of management fees paid by certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for certain Underlying Funds’ breakpoint structures. The Trustees noted that the Portfolios themselves do not have breakpoints, but that the benefits of the fee breakpoints on certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit “other expenses” of the Portfolios and Underlying Funds to certain amounts. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from their participation in the securities lending program.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Portfolios and Their Shareholders
The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2012.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
				Expenses				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	1/1/11	6/30/11		6/30/11*	1/1/11	6/30/11		6/30/11*	1/1/11	6/30/11		6/30/11*	1/1/11	6/30/11		6/30/11*	1/1/11	6/30/11		6/30/11*	1/1/11	6/30/11		6/30/11*
Class A
Actual	$1,000.00	$1,036.30		$2.98	$1,000.00	$1,059.10		$3.01	$1,000.00	$1,046.80		$2.99	$1,000.00	$1,054.00		$3.00	$1,000.00	$1,044.20		$2.89	$1,000.00	$1,044.00		$2.89
Hypothetical 5% return	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.97	+	2.86	1,000.00	1,021.97	+	2.86

Class B
Actual	1,000.00	1,032.40		6.75	1,000.00	1,054.00		6.82	1,000.00	1,042.50		6.79	1,000.00	1,050.00		6.81	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,032.40		6.75	1,000.00	1,054.20		6.83	1,000.00	1,042.70		6.79	1,000.00	1,050.50		6.81	1,000.00	1,040.10		6.68	1,000.00	1,039.30		6.67
Hypothetical 5% return	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.25	+	6.61	1,000.00	1,018.25	+	6.61

Institutional
Actual	1,000.00	1,038.40		0.96	1,000.00	1,061.10		0.97	1,000.00	1,047.80		0.96	1,000.00	1,056.60		0.97	1,000.00	1,046.30		0.86	1,000.00	1,046.10		0.86
Hypothetical 5% return	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.95	+	0.85	1,000.00	1,023.95	+	0.85

Service
Actual	1,000.00	1,034.60		3.48	1,000.00	1,057.90		3.52	1,000.00	1,046.20		3.50	1,000.00	1,054.10		3.51	N/A	N/A		N/A	1,000.00	1,043.70		3.40
Hypothetical 5% return	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	N/A	N/A		N/A	1,000.00	1,021.47	+	3.36

Class IR
Actual	1,000.00	1,035.70		1.72	1,000.00	1,060.60		1.74	1,000.00	1,048.30		1.73	1,000.00	1,055.40		1.73	1,000.00	1,044.30		1.62	1,000.00	1,045.40		1.62
Hypothetical 5% return	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.21	+	1.61	1,000.00	1,023.21	+	1.61

Class R
Actual	1,000.00	1,035.30		4.24	1,000.00	1,057.70		4.29	1,000.00	1,044.80		4.26	1,000.00	1,052.10		4.27	1,000.00	1,042.80		4.15	1,000.00	1,041.70		4.15
Hypothetical 5% return	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.73	+	4.11	1,000.00	1,020.73	+	4.11

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 58012.MF.MED.TMPL/8/2011 FFSAR11 / 152k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 31, 2011